UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2015

Rambo Medical Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52788	26-2113613
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

Effective as of June 5, 2015, the Board of Directors of Rambo Medical Group, Inc. (the “Registrant” or "Company"), notified Anton & Chia, LLP ("Anton") that it was dismissing Anton as its independent registered public accounting firm, effective immediately.

The reports of Anton on the financial statements of the Registrant for the year ended December 31, 2014 and the quarter ended, March 31, 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and through June 5, 2015, there have been no:

(i) disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or

(ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Anton with a copy of this Form 8-K, and requested that Anton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements and, if not, stating the respects in which it did not agree. A copy of such letter, dated June 9, 2015, indicating that Anton is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

Effective as of June 5, 2015, the Board of Directors of the Registrant engaged Dave Banerjee CPA, a Professional Accountancy Corporation (“Banerjee”) as the Registrant's independent registered public accountant effective immediately.  In deciding to select Banerjee, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Banerjee and concluded that Banerjee has no commercial relationship with the Company that would impair its independence for the fiscal year ended December 31, 2015.  During the Registrant's two most recent fiscal years and the subsequent interim period through June 5, 2015, the Registrant did not consult with Banerjee with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

The foregoing text of this Item 4.01 is qualified in its entirety by the fully executed Engagement Agreement, attached hereto as Exhibit 16.2.  The terms of the Agreement are incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

16.1

Letter from Anton & Chia, LLP, dated June 9, 2015

16.2

Fully executed Engagement Agreement between Dave Banerjee CPA, a Professional Accountancy Corporation and Angstron Holdings Corporation, dated May 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2015	RAMBO MEDICAL GROUP, INC. /s/ Dianwen Ju
Dianwen Ju Chief Executive Officer